Exhibit 7

                        HHI REGISTRATION RIGHTS AGREEMENT


     AGREEMENT is made and entered into this 22nd day of July, 1997, by and among Children's Broadcasting Corporation, a Minnesota corporation ("CBC"), and Harmony Holdings, Inc., a Delaware corporation ("Harmony").

     In consideration of CBC's negotiation regarding a dismissal with prejudice of the action entitled UNIMEDIA, S.A. V. HARMONY HOLDINGS, INC. AND HARVEY BIBICOFF (CASE NO. 96-7109 JGD (RN BX)) venued in the United States District Court for the Central District of California (hereinafter the "Pending Litigation"), Harmony agrees for the benefit of the holders of record from time to time (the "Holders") of the Securities (as defined herein), including CBC, as follows:

     (a) PROVISIONS FOR REGISTRATION. CBC shall have the following rights regarding registration of the Shares and such other shares of Common Stock of Harmony which may be acquired by CBC from Unimedia, Harvey Bibicoff, Philip Bibicoff, or Harmony, including, but not limited to, shares of Common Stock underlying derivative securities of Harmony, (collectively, the "Securities").

          1.1 REQUIRED REGISTRATION. At any time and upon request of the Holders of at least 100,000 shares of the Securities not theretofore registered under the Securities Act of 1993, as amended (the "Securities Act"), Harmony shall prepare and file a registration statement under the Securities Act covering resale of the Securities which are the subject of such requests and use its reasonable best efforts to cause such registration statement to become effective. In addition, upon the receipt of the aforementioned request, Harmony shall promptly give written notice to all other Holders that such registration statement is to be filed. Harmony shall include in such registration statement such Securities for which it has received written requests to register by such other Holders within fifteen (15) days after Harmony's written notice to such persons. Harmony shall be obligated to prepare, file and cause to become effective only one registration statement pursuant to this Section 1.1. In the event that the Holders of a majority of the Securities for which registration has been requested pursuant to this
     Section 1.1 determine for any reason not to proceed with a registration at any time before the registration statement has been declared effective by the Securities and Exchange Commission (the "Commission"), and such Holders thereafter request Harmony to withdraw such registration statement, the Holders of such Securities agree to bear their own expenses incurred in connection therewith and to reimburse Harmony for the expenses incurred by it attributable to such registration statement, then, and in such event, the Holders of such Securities shall not be deemed to have exercised their right to require Harmony to register Securities pursuant to this Section 1.1.



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          1.2  INCIDENTAL REGISTRATION.  Each time Harmony shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for money of any of its Common Stock by it or any of its security holders, Harmony will give written notice of its determination to all Holders of the Securities. Upon the written request of a Holder of any Securities given within fifteen (15) days after receipt of any such notice from Harmony, Harmony will, except as herein provided, cause all such Securities, the Holders of which have so requested registration thereof, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Securities to be so registered; provided, however, that (i) nothing herein shall prevent Harmony from, at any time, abandoning or delaying any such registration initiated by it; and (ii) if Harmony determines not to proceed with a registration after the registration statement has been filed with the Commission and Harmony's decision not to proceed is primarily based upon the anticipated public offering price of the securities to be sold by Harmony, Harmony shall promptly complete the registration for the benefit of those Holders who wish to proceed with a public offering of their Securities and who bear all expenses in excess of $20,000 incurred by Harmony as the result of such registration after Harmony has decided not to proceed. If any registration pursuant to this Section 1.2 shall be underwritten in whole or in part, Harmony may require that the Securities requested for inclusion pursuant to this Section 1.2 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Securities originally covered by a request for registration would reduce the number of shares to be offered by Harmony or interfere with the successful marketing of the shares offered by Harmony, the number of Securities otherwise to be included in the underwritten public offering may be ratably reduced among the Holders thereof requesting such registration to a number that the managing underwriter believes will not adversely affect the sale of shares by Harmony or the managing underwriter may exclude all of such Securities from the underwritten public offering. Those Securities which are thus excluded from the underwritten public offering shall be withheld from the market by the Holders thereof for a period, not to exceed ninety
     (90) days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

          1.3 REGISTRATION PROCEDURES. Whenever Harmony is required by the provisions of Section 1.1 or Section 1.2 to effect the registration of any Securities under the Securities Act, Harmony will:

               (i) prepare and file with the Commission a registration statement with respect to such Securities, and use its best efforts to cause such registration statement to become and remain effective for such

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          period as may be reasonably necessary to effect the sale
          of such Securities, not to exceed six (6) months;

               (ii) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such Securities, not to exceed six (6) months;

               (iii) furnish to the Holders participating in such registration such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holders may reasonably request in order to facilitate the public offering of such Securities;

               (iv) use its reasonable best efforts to register or qualify the Securities covered by such registration statement under such state securities or blue sky laws of up to six (6) jurisdictions as the Holders participating in such registration may reasonably request within twenty (20) days following the original filing of such registration statement, except that Harmony shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

               (v) notify the Holders participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

               (vi) notify the Holders participating in such registration promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

               (vii) prepare and file with the Commission, promptly upon the request of any Holder participating in such registration, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holder (and concurred in by counsel for Harmony), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Securities;

               (viii) prepare and promptly file with the Commission and promptly notify the Holders participating in such registration of the filing of such amendments or supplements to such registration statement or


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          prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to the Securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

               (ix) advise the Holders participating in such registration, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

               (x) not file any amendment or supplement to such registration statement or prospectus to which a majority in interest of the Holders participating in such registration shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five (5) business days prior to the filing thereof, unless in the opinion of counsel for Harmony the filing of such amendment or supplement is reasonably necessary to protect Harmony from any liabilities under any applicable federal or state law and such filing will not violate applicable law.

          1.4  EXPENSES.  With respect to any registration requested pursuant to
     Section 1.1 (except as otherwise provided in such section with respect to registrations voluntarily terminated at the request of the requesting holders) and with respect to each inclusion of Securities in a registration statement pursuant to Section 1.2 (except as otherwise provided in Section
     1.2 with respect to registrations terminated by Harmony), Harmony shall bear the following fees, costs and expenses: all registration, filing and fees imposed by the National Association of Securities Dealers, printing expenses, fees and disbursements of counsel and accountants for Harmony, fees and disbursements of counsel for the underwriter or underwriters of such securities (if Harmony or the Holders participating in such registration are required to bear such fees and disbursements), all internal Harmony expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of counsel and


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     accountants for the Holders participating in such registration, underwriting discounts and commissions and transfer taxes for the Holders participating in such registration and any other expenses incurred by the Holders participating in such registration not expressly included above shall be borne by such Holders.

          1.5 COPIES OF PROSPECTUS; AMENDMENTS OF PROSPECTUS. Harmony will furnish the Holders participating in such registration with a reasonable number of copies of any prospectus and a reasonable number of copies of any registration statement and will amend or supplement the same as required during the nine (9) month period following the effective date of the registration statement; provided, that the expenses of any amendment or supplement made or filed more than six (6) months after the effective date of the registration statement, at the request of the Holders participating in such registration, shall be borne by such Holders.

          1.6 CONDITIONS OF HARMONY'S OBLIGATIONS. It shall be a condition of Harmony's obligation to register the Securities hereunder that CBC agrees to cooperate with Harmony in the preparation and filing of any such registration statement, or in its efforts to establish that the proposed sale is exempt under the Securities Act, as to any proposed distribution. It shall also be a condition of Harmony's obligations under this Agreement that, in the case of the filing of any registration statement, and to the extent permissible under the Securities Act, and controlling precedent thereunder, Harmony and CBC provide cross-indemnification agreements to each other in customary scope covering the accuracy and completeness of the information furnished by each.

     (b)  INDEMNIFICATION AND CONTRIBUTION.

          2.1 INDEMNIFICATION BY HARMONY. Harmony hereby indemnifies and agrees to hold harmless, to the full extent permitted by law, each Holder from and against all losses, claims, damages, liabilities and expenses (including without limitation reasonable legal fees and expenses incurred by Holder) (collectively, the "Damages") to which Holder may become subject under the Act or otherwise, insofar as such Damages (or proceedings in respect thereat) arise out of or are based upon any untrue statement of material fact contained in any registration statement (or any amendment thereto) pursuant to which Securities were registered under the Act, or caused by any omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or caused by any untrue statement of a material fact contained in any prospectus (as amended or supplemented if Harmony shall have furnished any amendments or supplements thereto), or caused by any omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such Damages arise out of or are based upon any


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     such untrue statement or omission based upon information relating to
     Holder furnished in writing to Harmony by Holder specifically for use therein; PROVIDED, HOWEVER, that Harmony shall not be liable to Holder under this Section 2.1 to the extent that any such Damages were caused by the fact that Holder sold Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the prospectus as then amended or supplemented if, but only if, (A) Harmony has previously furnished copies of such amended or supplemented prospectus to Holder and (B) such Damages were caused by any untrue statement or omission contained in any earlier prospectus which was corrected in the amended or supplemented prospectus.

          2.2 INDEMNIFICATION BY THE HOLDER. Holder hereby indemnifies and agrees to hold harmless Harmony, its stockholders, directors, officers and each person, if any, who controls Harmony within the meaning of either
     Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from Harmony to Holder, but only with reference to information relating to Holder furnished in writing to Harmony by Holder specifically for use in any registration statement (or any amendment thereto) or any prospectus (or any amendment or supplement thereto); PROVIDED, HOWEVER, that Holder shall not be obligated to fulfill such indemnity to the extent that such Damages result from the failure of Harmony to promptly amend or take action to correct or supplement any such registration statement or prospectus on the basis of corrected or supplemental information provided by Holder to Harmony expressly for such purpose. In no event shall the liability of Holder hereunder be greater in amount than the amount of the proceeds received by Holder upon the sale of the Securities giving rise to such indemnification obligation.

          2.3 CONTRIBUTION. To the extent that the indemnification provided for in Section 2.1 or Section 2.2 is unavailable to an indemnified party or insufficient in respect of any Damages, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of Harmony on the one hand and Holder on the other hand in connection with the statements or omissions that resulted in such Damages, as well as any other relevant equitable considerations. The relative fault of Harmony on the one hand and of Holder on the other hand shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by Harmony or by Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.


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          If indemnification is available under Section 2.1 or Section 2.2, the indemnifying parties shall indemnify each indemnified party to the full extent provided in such paragraphs without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 2.3. Harmony and Holder agree that it would not be just or equitable if contribution pursuant to this
     Section 2.3 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein.

     (c) NOTICES. Any notice or other document required or permitted to be given or delivered to CBC shall be delivered or sent by certified mail to the principal office of CBC at 724 First Street North, Fourth Floor, Minneapolis, Minnesota 55401; Attention: Lance W. Riley, Secretary and General Counsel. Any notice or other document required or permitted to be given or delivered to Harmony shall be delivered or sent by certified or registered mail to the principal office of Harmony at 1990 Westwood Boulevard, Suite 310, Los Angeles, California 90025; Attention: Chairman of the Board.

     (d) GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to conflicts of laws principles.

     (e) MISCELLANEOUS. This Agreement and any provision hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought. The headings in this Agreement are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

     (f) ASSIGNMENT. CBC may assign at any time and from time to time its rights hereunder to any one or more purchasers or transferees of the Securities; PROVIDED, HOWEVER, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as CBC hereunder whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement.


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     IN WITNESS WHEREOF, Harmony and CBC have caused this Agreement to be duly executed as of the date first written above.


                                       HARMONY HOLDINGS, INC.



                                       By:/s/ Harvey Bibicoff
                                          -------------------------------
                                              Harvey Bibicoff
                                              Chief Executive Officer


                                       CHILDREN'S BROADCASTING
                                       CORPORATION



                                       By:/s/ Christopher T. Dahl
                                          -------------------------------
                                              Christopher T. Dahl
                                              Chief Executive Officer



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